EXHIBIT 24

                                POWER OF ATTORNEY

    The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 2, 1997.

                                    /s/ Bill R. Sanford
                                    --------------------------------------
                                    Bill R. Sanford,
                                    Chairman of the Board,
                                    President, Chief Executive Officer

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 27, 1997.

                                    /s/ Russell L. Carson
                                    --------------------------------------
                                    Russell L. Carson
                                    Director

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 30, 1997.

                                    /s/ Michael A. Keresman, III
                                    --------------------------------------
                                    Michael A. Keresman, III,
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial Officer and
                                    Principal Accounting Officer)

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 29, 1997.

                                    /s/ Raymond A. Lancaster
                                    --------------------------------------
                                    Raymond A. Lancaster
                                    Director

EXHIBIT 24

                                POWER OF ATTORNEY

    The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 27, 1997.

                                    /s/ Thomas J. Magulski
                                    --------------------------------------
                                    Thomas J. Magulski
                                    Director

EXHIBIT 24


                                POWER OF ATTORNEY

    The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 26, 1997.

                                    /s/ J. B. Richey
                                    --------------------------------------
                                    J. B. Richey
                                    Director

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 28, 1997.

                                    /s/ Jerry E. Robertson, Ph.D.
                                    --------------------------------------
                                    Jerry E. Robertson, Ph.D.
                                    Director

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 27, 1997.

                                    /s/ Frank E. Samuel, Jr.
                                    --------------------------------------
                                    Frank E. Samuel, Jr.
                                    Director

EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of May 27, 1997.

                                    /s/ Loyal W. Wilson
                                    --------------------------------------
                                    Loyal W. Wilson
                                    Director